Exhibit 10.1

Movado Group, Inc.

650 From Road

Suite 375

Paramus, NJ 07652-3556

May 15, 2024

Bank of America, N.A.

Agency Management

2380 Performance Drive

Building C

Mail Code: TX2-984-03-26

Richardson, TX 75082

Attention: DeWayne D. Rosse

Re: Amendment No. 6 - Termination of Ability to Borrow in Canadian Dollars

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of October 12, 2018 (as amended, modified, extended, restated, replaced, or supplemented from time to time and in effect immediately prior to this Letter, the “Existing Credit Agreement”, and as amended pursuant hereto and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among Movado Group, Inc., a New York corporation (“Parent”), Movado Group Delaware Holdings Corporation, a Delaware corporation, Movado LLC, a Delaware limited liability company, Movado Retail Group, Inc., a New Jersey corporation, MGI Luxury Group GmbH, a limited liability company organized and existing under the laws of Switzerland (collectively, with Parent, the “Borrowers”), Movado Group Nederland B.V., a private company with limited liability incorporated under the laws of the Netherlands (“Nederland BV”, and, in its capacity as a guarantor, the “Guarantor” and, collectively with the Borrowers, the “Loan Parties”), the Lenders party thereto, and Bank of America, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This Letter serves as an amendment to the Credit Agreement (“Amendment No. 6”) and is a Loan Document effective as of the date first written above.

The Borrowers have requested, and the Loan Parties, the Administrative Agent, the L/C Issuer and the Lenders each hereby agree that, from and after the date hereof, no Credit Extension, Borrowing, L/C Credit Extension, Loan, Letter of Credit, or any other Obligations under the Credit Agreement, may be denominated in Canadian Dollars, and all references to “Canadian Dollar(s)”, “CDOR”, “CDOR Rate”, and all provisions to the extent related thereto, in each case, in the Credit Agreement shall be disregarded.

This Amendment No. 6 shall not, by implication or otherwise, constitute a waiver of any Default or Event of Default or limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent, the L/C Issuer or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the Loan Documents, all of which shall continue in full force and effect, except to the extent expressly amended hereby. The Loan Parties hereby acknowledge that the Administrative Agent, the L/C Issuer and the Lenders have not made any agreement or commitment to modify the Loan Documents other than as expressly set forth herein, and nothing in this Amendment No. 6 shall be construed to imply any willingness on the part of the Administrative Agent, the L/C Issuer or the Lenders to grant any future consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents. The Lender Parties hereby reserve all rights and remedies available to them under the Loan Documents and applicable law.

Except as expressly amended hereby, the Credit Agreement and all other Loan Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment No. 6 and the Credit Agreement shall hereafter be read and construed together as a single document, and all references thereto in the Credit Agreement, or any other agreements or instruments related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment No. 6.

The jurisdiction, service of process, waiver of jury trial, and electronic execution provisions set forth in Sections 11.14, 11.15, and 11.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

THIS AMENDMENT NO. 6 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

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BORROWERS: MOVADO GROUP, INC.

By: /s/ Mitchell Sussis

Name: Mitchell Sussis

Title: Sr. Vice President and Secretary

MOVADO GROUP DELAWARE HOLDINGS CORPORATION

By: /s/ Mitchell Sussis

Name: Mitchell Sussis

Title: President and Secretary

MOVADO, LLC

By: /s/ Mitchell Sussis

Name: Mitchell Sussis

Title: President and Secretary

MOVADO RETAIL GROUP, INC.

By: /s/ Mitchell Sussis

Name: Mitchell Sussis

Title: Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 6 (BOA-MOVADO 2024)]

MGI LUXURY GROUP GMBH

By: /s/ Sallie DeMarsilis

Name: Sallie A. DeMarsilis

Title: Director

By: /s/ Jochen Schulz

Name: Jochen Schulz

Title: Vice President Finance

[SIGNATURE PAGE TO AMENDMENT NO. 6 (BOA-MOVADO 2024)]

GUARANTOR movado group nederland, B.V.

By: /s/ James Halpin

Name: James Edward Halpin

Title: Director A

By: /s/ Sebastian Donner

Name: Jan Sebastian Donner

Title: Director B

[SIGNATURE PAGE TO AMENDMENT NO. 6 (BOA-MOVADO 2024)]

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ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ DeWayne D. Rosse

Name: DeWayne D. Rosse

Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6 (BOA-MOVADO 2024)]

LENDERS: BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swingline Lender

By: /s/ Jana Baker

Name: Jana L. Baker

Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6 (BOA-MOVADO 2024)]

PNC BANK, NATIONAL ASSOCIATION

as a Lender

By: /s/ Kristin Wenslau

Name: Kristin Wenslau

Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6 (BOA-MOVADO 2024)]

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